SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 3-22-07

                        AMERON INTERNATIONAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)


           Delaware                    1-9102                77-0100596
 (State or other jurisdiction       (Commission             IRS Employer
       of Incorporation)              File No.)          Identification No.)


              245 South Los Robles Ave., Pasadena, California 91101
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (626) 683-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFG 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))


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Item 8.01  Other Events

The attached announcement was released to the news media on March 22, 2007.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               AMERON INTERNATIONAL CORPORATION



Date: March 22, 2007                 By:  /s/ Javier Solis
                                          ----------------
                                              Javier Solis
                                              Senior Vice President & Secretary


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                                  EXHIBIT LIST

Exhibit No.      Description
-----------      -----------
    99           News Release dated March 22, 2007